UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THINSPACE TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THINSPACE TECHNOLOGY, INC.

1925 E. Belt Line Road Suite 349

Carrollton, Texas 75006

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be Held on March 28, 2016

To the Stockholders of THINSPACE TECHNOLOGY, INC.

Notice is hereby given that the Special Meeting of Stockholders of Thinspace Technology, Inc. (“Thinspace” or the “Company”) will be held on Monday, March 28, 2016, at 11 a.m., local time, at 700 North King Street, Wilmington, DE 19801 for the following purposes:

1.  to consider and vote upon a proposal to amend the Company’s restated certificate of incorporation to increase the Company’s authorized capital by 3,000,000,000 of common stock;

The Board of Directors has fixed the close of business on February 1, 2016, as the record date for determining those stockholders who are entitled to notice of, and to vote at, the Special Meeting of Stockholders and any postponements or adjournments thereof. The stock transfer books will not be closed between the record date and the date of the meeting.

Under Delaware Law,

(1) Representation of a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders;

(2) In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders;

Accordingly, it is important that your shares be represented at the meeting.

Please read the proxy materials carefully. All stockholders are invited to attend the Special Meeting. Your vote is important, and we appreciate your cooperation in considering and acting on the matters presented.

By Order of the Board of Directors,

/s/ J. Christopher Bautista
J. Christopher Bautista
Director

February 16, 2016

Carrollton, Texas

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

OF

THINSPACE TECHNOLOGY, INC.

The accompanying proxy is solicited on behalf of the Board of Directors of Thinspace Technology, Inc. (the “Company”) for use at its Special Meeting of Stockholders (the “Special Meeting”) to be held on Monday, March 28, 2016 at 11 a.m., local time, at 700 North King Street, Wilmington, DE 19801. The Company will bear the cost of solicitation of proxies. Directors, officers and employees of the Company may solicit proxies by telephone, facsimile or in person for no additional compensation. The Company will reimburse banks, brokerage firms, proxy solicitors, and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares.

The Board of Directors has fixed the close of business on Monday, February 1, 2016, as the record date for determining stockholders entitled to notice of, and to vote at, the Special Meeting or at any postponement or adjournment thereof. There were 494,610,160 shares of our common stock, $.001 par value, outstanding on February 1, 2016, each of which is entitled to one vote for each share on the matters to be voted upon.

Stockholders are being asked to vote on one proposal at the Company’s Special Meeting. The proposal to be voted on is as follows:

Proposal Number 1 — To adopt the proposed amendment to the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock by Three Billion (3,000,000,000) shares as proposed herein. The Board of Directors recommends that you vote “FOR” this proposal.

For Proposal Number 1, you may vote “FOR” or “AGAINST” the increase in authorized shares, or you can “ABSTAIN.” If you “ABSTAIN” as to Proposal Number 1, the abstention will have the same effect as voting “AGAINST” the proposal.

Shares of our common stock represented by proxies in the form enclosed that are properly executed and returned to us and not revoked will be voted as specified in the proxy by the stockholder. In the absence of contrary instructions, or in instances where no specifications are made, the shares will be voted:

(i) FOR adoption of the amendment to the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock by Three Billion (3,000,000,000) as described herein under “Proposal Number 1 — Amendment to Restated Certificate of Incorporation to Increase Authorized Shares of Common Stock;”

Any stockholder signing and delivering a proxy may revoke it at any time before it is voted by delivering to the Company’s corporate secretary a written revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. Any stockholder attending the Special Meeting in person may revoke his, her or its proxy and vote his, her or its shares at the Special Meeting.

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How to vote shares at our Special Meeting.

This year company stockholders may cast their vote in any of the following ways:

Vote by Mail. Any stockholder that receives proxy materials by mail can vote by mail by signing, dating and mailing the enclosed proxy card in the postage-paid envelope provided. If the envelope is missing, such a stockholder can mail the completed proxy card or voting instruction card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. The completed card must be received no later than March 25, 2016.

Vote by Electronic Means. Any stockholder that receives proxy materials can vote by going to www.proxyvote.com up until 11:59 p.m. Eastern Time on March 27, 2016.

Vote by Telephone. Any stockholder that receives proxy materials can vote by calling 800-690-6903 up until 11:59 p.m. Eastern Time on March 27, 2016.

Voting at the Special Meeting. All company stockholders are invited to attend the Special Meeting in person. Any stockholder that attends the meeting in person may deliver a completed proxy card in person or vote by completing a ballot, which will be available at the meeting. However, each stockholder intending to vote in person at the Special Meeting should note that if his, her or its shares are held in the name of a bank, broker or other nominee, such stockholder must obtain a legal proxy, executed in his, her or its favor, from the holder of record to be able to vote at the Special Meeting. Stockholders should allow enough time prior to the Special Meeting to obtain this proxy from the holder of record, if needed.

The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Special Meeting.

QUORUM, REQUIRED VOTES AND METHOD OF TABULATION

Consistent with Delaware law and the Company’s amended and restated by-laws, a majority of the votes entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. The Company will appoint one or more election inspectors for the meeting to count votes cast by proxy or in person at the Special Meeting.

If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions have not been given. In tabulating the voting result for any proposal for which the required vote is based on the number of shares present, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of Proposal Numbers 1 provided a quorum is established.

What vote is required to approve the proposal?

The amendment of the charter to increase the Company’s authorized capital, which is Proposal Number 1, will be determined by a plurality of the votes cast by the stockholders entitled to vote at the election that are either present in person or represented by proxy.

Management does not know of any matters to be presented at this year’s Special Meeting other than those set forth in this proxy statement and in the notice accompanying this proxy statement. Stockholders will have no appraisal rights under Delaware law with respect to any of the matters expected to be voted on at the Special Meeting. If other matters should properly come before the meeting, the proxy holders will vote such matters in their discretion. Any stockholder has the right to revoke his, her or its proxy at any time until it is voted.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

The following table shows the number of shares of our common stock beneficially owned, as of February 1, 2016, by (i) each of our directors, (ii) each of our named executive officers, (iii) all of our directors and executive officers as a group, and (iv) all those known by us to be to a beneficial owner of more than 5% of the Company’s common stock. In general, “beneficial ownership” refers to shares that an individual or entity has the power to vote or dispose of, and any rights to acquire common stock that are currently exercisable or will become exercisable within 60 days of February 1, 2016 Unless otherwise indicated, we believe that each person named below, based on information furnished by such owners, holds sole investment and voting power with respect to such shares, subject to community property laws where applicable. We calculated percentage ownership in accordance with the rules of the SEC. The percentage of common stock beneficially owned is based on 494,610,160 shares outstanding as of February 1, 2016. In addition, shares issuable pursuant to options, restricted stock units or other convertible securities that may be acquired within 60 days of February 1, 2016 are deemed to be issued and outstanding and have been treated as outstanding in calculating and determining the beneficial ownership and percentage ownership of those persons possessing those securities, but not for any other persons.

Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Class Beneficially Owned
Directors and Named Executive Officers
J. Christopher Bautista (1)	200,000	**

Michael Brodsky (2)	66,377,354	13.4%

All directors and executive officers as a group (two persons)	66,577,354	13.4%

5% Stockholders
Thalia Woods Management, Inc.	65,277,354	13.2%

*	The address of all directors and executive officers listed in the table is c/o Thinspace Technology, Inc., 1925 E. Belt Line Road, Suite 349, Carrollton, Texas 75006.
**	Less than one percent.
(1)	Includes 0 shares issuable upon exercise of stock options exercisable within 60 days.
(2)	Includes 65,277,354 shares held by Thalia Woods Management, Inc. over which Mr. Brodsky has sole voting power.

Board of Directors

We currently have two directors serving on our Board of Directors. The following table shows the names, ages, principal occupations, and public company board memberships for the last five years of our directors, as of February 1, 2016:

Name	Age

J. Christopher Bautista	45	Mr. Bautista was elected to the Board of Directors in May 2014. He is the Company’s Chief Executive Officer.

Michael Brodsky	45	Mr. Brodsky was elected to the Board of Directors in 2012. He is the Chief Executive Officer of Golden Grail Technology Corp. a Nevada company and President of Thalia Woods Management Inc., a Delaware company.

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PROPOSAL NUMBER 1

Amendment to Restated Certificate of Incorporation to Increase Authorized Shares of Common Stock

At the recommendation of our Board of Directors, we are seeking approval to amend the Company’s restated certificate of incorporation to increase the number of common stock authorized for issuance from 500,000,000 shares to 3,500,000,000 shares. Our Board of Directors expects that the Company will need to raise significant additional funds in order to continue operations. At present, the Company has fewer than 5,400,000 authorized shares of common stock left available for issuance. Historically the Company has self-funded most of its operations through the sale of common stock. Failure to increase the number of shares available for issuance could therefore have a material and adverse effect on the Company’s ability to raise capital in the future and continue in operation. Accordingly, the Board of Directors approved, by unanimous resolution, an amendment to the Company’s restated certificate of incorporation to increase the Company’s authorized capital to 3,500,000,000 shares of common stock, subject to obtaining requisite stockholder approval.

These shares may be used to raise additional capital to fund the Company’s working capital and other corporate needs, for future acquisitions of assets, programs or businesses, and for other corporate purposes. However, as of the mailing date of these proxy materials, the Company has no immediate plans to issue these additional shares of common stock, whether to raise additional capital, to acquire additional businesses or assets, or otherwise.

If our stockholders approve this proposal, our Board of Directors will proceed to amend and restate the portions of Article III of our restated certificate of incorporation to increase the number of authorized shares of common stock from 500,000,000 total shares to 3,500,000,000 total shares.

At present, the Company has 500,000,000 shares designated as common stock. If the Company’s stockholders approve this proposal number 1, the Board of Directors will have authority to file with the Secretary of State of Delaware an amendment to the Company’s restated certificate of incorporation to designate the total number of authorized shares of common stock to 3,500,000,000. Upon approval and following this filing with the Secretary of State of Delaware, the amendment will become effective on the date it is filed, or on such other date as is indicated in the amendment filing. The amendment proposed by the Company to Article III of its restated certificate of incorporation (assuming approval of Proposal number 1) is attached to this proxy statement as Appendix 1.

At the time of any future capital raising transactions or in connection with any future share issuance, the Company will evaluate the applicable requirements for such action. We intend to comply with all requirements for the issuance of these shares, including all disclosure and other requirements pursuant to the Securities Act of 1933, as amended, and the Exchange Act.

The following chart summarizes the Company’s outstanding shares of common stock and rights convertible or exercisable as of February 1, 2016 (not giving effect to this Proposal number 1 to increase the Company’s authorized capital by 3,000,000,000 shares of common stock):

Authorized Shares of Common Stock	Issued and Outstanding Shares of Common Stock	Reserved for Issuance Pursuant to Currently Outstanding Convertible Securities, Equity Incentive Plans, and Other Reserve	Authorized and Unreserved
500,000,000	494,610,160	5,389,840	0

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Upon issuance, the additional shares of authorized common stock would have rights identical to the currently outstanding shares of common stock. Adoption of the amendment to the restated certificate of incorporation would not have any immediate effect on the proportionate voting power or other rights of our existing stockholders.

To the extent that the additional authorized shares of capital stock are issued in the future, they may decrease existing stockholders’ percentage equity ownership in the Company and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and have a negative effect on the market price of the common stock. Current stockholders have no preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock in order to maintain their proportionate ownership of the Company.

The Company could also use the additional shares of capital stock for potential strategic transactions including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations, and investments, although the Company has no present plans to do so. The Company cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not be adversely affect the Company’s business or the trading price of our stock.

We are unaware of any specific effort to obtain control of the Company, and the Company has no present intention of using the proposed increase in the number of authorized shares of common stock as an anti-takeover device. However, the Company’s authorized, but unissued, capital stock could be used to make an attempt to effect a change in control more difficult.

Neither Delaware law, the Company’s restated certificate of incorporation, nor the Company’s amended and restated by-laws provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, the Company’s stockholders will have no right to dissent and obtain payment for their shares.

RECOMMENDATION

The Board of Directors of the Company has unanimously approved the proposal to adopt the amendment to the restated certificate of incorporation, as described above and as set forth in Appendix 1 to these proxy materials, and has recommended that the proposed amendment be submitted to the Company’s stockholders for consideration and approval at the Special Meeting. The proposal to authorize the Board to amend the Company’s restated certificate of incorporation to increase the authorized capital stock will require the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION AS SET FORTH HEREIN TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK BY 3,000,000,000 SHARES.

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OTHER MATTERS

Form 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as amended, as filed with the SEC, is available without charge upon request by writing to Thinspace Technology, Inc. at 1925 E. Belt Line Road, Suite 349, Carrollton, Texas 75006, Attention: Investor Relations. A copy of this report is also available at www.sec.gov.

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. We undertake to deliver promptly upon any request a separate or single copy of the proxy materials. You can notify us by sending a written request to Thinspace Technology, Inc., 1925 E. Belt Line Road, Suite 349, Carrollton, Texas 75006, Attention: Investor Relations or by calling us at (786) 763-3830.

Other Business

The Board of Directors knows of no business that will come before the meeting for action except as described in the accompanying Notice of Meeting. However, as to any such business, the persons designated as proxies will have authority to act in their discretion.

By Order of the Board of Directors

/s/ J. Christopher Bautista
J. Christopher Bautista
Director

February 16, 2016

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Appendix I

CERTIFICATE OF AMENDMENT TO THE

RESTATED CERTIFICATE OF INCORPORATION OF

THINSPACE TECHNOLOGY, INC.

Thinspace Technology, Inc. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

1. The name of the Corporation is Thinspace Technology, Inc. The date the Corporation filed its original Certificate of Incorporation with Delaware Secretary of State was August 25, 2004.

2. This Certificate of Amendment shall become effective immediately upon filing.

3. This Certificate of Amendment was duly adopted in accordance with Section 242 of the DGCL. The Board of Directors duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment and directed that the proposed amendment be considered by the stockholders of the Corporation. A meeting of stockholders was duly called upon notice in accordance with Section 222 of the DGCL and held on March 28, 2016 at which meeting the necessary number of shares were voted in favor of the proposed amendment. The stockholders of the Corporation duly adopted this Certificate of Amendment.

4. Upon the filing and effectiveness pursuant to the DGCL of this Certificate of Amendment of the Restated Certificate of Incorporation, as amended, of the Corporation, (the “Charter”) the first paragraph of section THREE of the Charter is hereby amended to read in its entirety as set forth below:

The total number of shares of stock that this Corporation shall have authority to issue is 3,550,000,000, consisting of 3,500,000,000 shares of Common Stock, with a par value of $0.001 per share (the “Common Stock”), and 50,000,000 shares of Undesignated Preferred Stock with a par value of $0.001 per share (the “Undesignated Preferred Stock”).

5. The remaining provisions of the Charter, including without limitation the remaining provisions of section THREE of the Charter, are not affected by the aforementioned amendment and remain in full force and are not affected by this Certificate of Amendment.

IN WITNESS WHEREOF, Thinspace Technology, Inc. has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer and Corporate Secretary, J. Christopher Bautista, on this 28th day of March 2016.

THINSPACE TECHNOLOGY, INC.

/s/ J. Christopher Bautista
J. Christopher Bautista
President, Chief Executive Officer and Secretary

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